EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS



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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation in this Registration Statement on Form S-1A of our report dated December 10, 2013, relating to the financial statements of Fuels, Inc., as of December 31, 2012 and 2011 and to all references to our firm included in this Registration Statement.




/s/ B F Borgers, CPA, PC
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B F Borgers, CPA, PC
Certified Public Accountants
Denver, Colorado
December 10, 2013